Exhibit 99.1

                         LETTER OF TRANSMITTAL
                                  FOR
           TENDER OF 12 3/4% SENIOR NOTES DUE 2005, SERIES A
                            IN EXCHANGE FOR
                12 3/4% SENIOR NOTES DUE 2005, SERIES B

                   NATIONAL VISION ASSOCIATES, LTD.
                      (n/k/a VISTA EYECARE, INC.)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON ________ ___, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").
OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

Deliver To The Exchange Agent: State Street Bank & Trust Company

 By Hand/Overnight Courier:         By Mail:                           By Facsimile:
 Corporate Trust Dept.              Corporate Trust Dept.              1-617-664-5290
 Attn:  Kellie Mullen               Attn:  Kellie Mullen               (For Eligible Institutions Only)
 Two International Place            Two International Place            Confirm by Telephone: 1-617-664-5587
 Boston, MA  02110                  Boston, MA  02110

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus dated ________ __, 1999 (the "Prospectus") of National Vision Associates, Ltd. (now known as Vista Eyecare, Inc.) (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 12 3/4% Senior Notes due 2005, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 12 3/4% Senior Notes due 2005, Series A (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Company reserves the right, at any time and from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Exchange Offer will no event, however, be extended to a date beyond ________ __, 1999. The Company shall notify the holders of the Outstanding Notes of any extension by oral or written notice prior to 9:00 A.M., eastern standard time, on the next Business Day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a Holder of Outstanding Notes either if original Outstanding Notes are to be forwarded herewith or if delivery of Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry
Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer Book-Entry Transfer." Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE
DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

 -----------------------------------------------------------------------------------------------------
|  DESCRIPTION OF OUTSTANDING NOTES TENDERED                                                          |
|-----------------------------------------------------------------------------------------------------|
|                                                               | Aggregate**       |  Registered     |
|Name(s) and Address(es) of Registered Holder(s)                | Principal Amount  |   Numbers*      |
|-----------------------------------------------------------------------------------|-----------------|
|                                                               |                   |                 |
|                                                               |-------------------|-----------------|
|                                                               |                   |                 |
|                                                               |-------------------|-----------------|
|                                                               |                   |                 |
|                                                               |-------------------|-----------------|
|                                                               |                   |                 |
|                                                               |-------------------|-----------------|
|                                                               |                   |                 |
|                                                               |-------------------|-----------------|
|                                                               |                   |                 |
|                                                               |-------------------|-----------------|
|-----------------------------------------------------------------------------------------------------
  Attach separate schedule if necessary

*  Need not be completed by book-entry Holders.
**Unless otherwise indicated, any tendering Holder of Outstanding
  Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

[   ]     CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[   ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED
       BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:_________________________________________
Account Number:________________________________________________________
Transaction Code Number:_______________________________________________

[   ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED
       PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Outstanding Notes:__________________________ Date of Execution of Notice of Guaranteed Delivery:____________________________ Window Ticket Number (if available):___________________________________________
Name of Eligible Institution that Guaranteed Delivery:_________________________ Account Number (if delivered by book-entry transfer):__________________________

[   ]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
       ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
       AMENDMENTS OR SUPPLEMENTS THERETO:

Name:_________________________________________
Address:______________________________________
        _______________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it acknowledges that the Outstanding Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  SIGNATURES MUST BE PROVIDED BELOW;
         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Outstanding
Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding
Notes with full power of substitution to (i) deliver such Outstanding
Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission"), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. The undersigned hereby further represent(s) to the Company that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned is such person, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes
(i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

     If the undersigned or the person receiving the Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, including the transfer of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.
                                  -4-

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the Company's acceptance of properly tendered Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered for exchange.

|----------------------------------------------------------------------|
|                              SIGN HERE                               |
|                 (Complete Substitute Form W-9 on Reverse)            |
|  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |
|                                                                      |
|  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   |
|                          Signature(s) of Owner(s)                    |
|                     (See Guarantee Requirement Below)                |
|  Date: . . . . .                                                     |
|                                                                      |
| (Must be signed by the registered Holder(s) exactly as name(s) | |appear(s) on Outstanding Notes or on a security position listing or | |by person(s) authorized to become registered Holder(s) by a properly | |completed bond power from the registered Holder(s), a copy of which | |must be transmitted with this Letter of Transmittal. If Outstanding | |Notes to which this Letter of Transmittal relate are held of record by| |two or more joint Holders, then all such Holders must sign this Letter| |of Transmittal. If signing is by an executor, administrator, trustee,|
|guardian, attorney-in-fact, agent or other person acting in a         |
|fiduciary or representative capacity, please provide the following    |
|information.  See Instruction 6.)                                     |
|                                                                      |
|   Name(s).........................................................   |
|   ................................................................   |
|                              (Please Print)                          |
|    Capacity (full title)..........................................   |
|                                                                      |
|    Address.........................................................  |
|    ................................................................  |
|                 (Print Address, Including Zip Code)                  |
|                                                                      |
|    Area Code and Telephone Number.................................   |
|                                                                      |
|    Tax Identification or Social Security No.......................   |
|             (Complete Substitute Form W-9 on Reverse)                |
 ---------------------------------------------------------------------

 --------------------------------------------------------------------------
|                                                                          |
|                        MEDALLION SIGNATURE GUARANTEE                     |
|                       (IF REQUIRED BY INSTRUCTION 5)                     |
|                                                                          |
|   Certain signatures must be Guaranteed by an Eligible Institution:      |
|                                                                          |
| Signature(s) Guaranteed by an Eligible Institution:..................    |
|------------------------------------------------------------------------  |
|                                                   (Authorized Signature) |
|                                                                          |
|    ...................................................................   |
|                                 (Title)                                  |
|                                                                          |
|    ....................................................................  |
|                              (Name of Firm)                              |
|                                                                          |
|    ....................................................................  |
|                         (Address, Include Zip Code)                      |
|                                                                          |
|    ....................................................................  |
|                      (Area Code and Telephone Number)                    |
|                                                                          |
|         Dated:  .................................... ,1999               |
|                                                                          |
 --------------------------------------------------------------------------


                                               SPECIAL INSTRUCTIONS
                                            (SEE INSTRUCTIONS 5 AND 6)
 ---------------------------------------------------      ----------------------------------------------------
|              Box A:  SPECIAL ISSUANCE             |    |                 Box B:  SPECIAL DELIVERY           |
|                    INSTRUCTIONS                   |    |                       INSTRUCTIONS                 |
|                                                   |    |                                                    |
|   To be completed ONLY (i) if Outstanding Notes   |    |             To be completed ONLY if Outstanding    |
|in a principal amount not tendered, or Exchange    |    |    Notes in a principal amount not tendered, or    |
|Notes issued in exchange for Outstanding Notes     |    |    Exchange Notes issued in exchange for           |
|accepted for exchange, are to be issued in the name|    |    Outstanding Notes accepted for exchange, are to |
|of someone other than the undersigned, or (ii) if  |    |    be mailed or delivered to someone other than the|
|Outstanding Notes tendered by  book-entry transfer |    |    undersigned, or to the undersigned at an address|
|which are not exchanged are to be returned by      |    |    other than that shown below the undersigned's   |
|credit to an account maintained by at the Book-    |    |    signature                                       |
|Entry Transfer Facility.                           |    |                                                    |
|                                                   |    |                                                    |
|Issue Exchange Notes and/or Outstanding Notes to:  |    |    Mail To:                                        |
|                                                   |    |                                                    |
|Name: . . . . . . . . . . . . . . . . . . . . .    |    |    Name: . . . . . . . . . . . . . . . . . . . .   |
|                   (Print Name)                    |    |                        (Print Name)                |
|Address:  . . . . . . . . . . . . . . . . . .      |    |    Address:  . . . . . . . . . . . . . . . . . .   |
|. . . . . . . . . . . . . . . . . . . . . . .      |    |    . . . . . . . . . . . . . . . . . . . . . . .   |
|        (Print Address, Including Zip Code)        |    |          (Print Address, Including Zip Code)       |
|                                                   |    |                                                    |
|                                                   |    |    / /  Check ONLY if the address above is a new   |
|                                                   |    |         permanent address.                         |
|. . . . . . . . . . . . . . . . . . . . . . . .    |    |                                                    |
| (Tax Identification or Social Security Number)    |    |                                                    |
|                                                   |    |                                                    |
|        (Complete Substitute Form W-9)             |    |   (Attach Separate Signed Schedule if Necessary)   |
|                                                   |    |                                                    |
| (Attach Separate Signed Schedule if Necessary)    |    |                                                    |
 ---------------------------------------------------      ----------------------------------------------------

[  ] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:
     _________________________________________________
     (Book-Entry Transfer Facility Account Number, if applicable)

     INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE
EXCHANGE OFFER.

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES OR BOOK-ENTRY CONFIRMATIONS. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., eastern standard time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Notes and (a) whose Outstanding Notes are not immediately available, or (b) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of

the National Association of Securities Dealers Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the registration number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) Nasdaq National Market System ("NASDAQ") trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Outstanding Notes (or a Book-Entry Confirmation) in proper form for transfer, will be received by the Exchange Agent; and
(iii) the certificates for all physically tendered shares of Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter must be received by the Exchange Agent within three (3) NASDAQ trading days after the date of execution of the Notice of Guaranteed Delivery.

     Any Holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., eastern standard time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus.

     3. TENDER BY HOLDER. Only a Holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial Holder of Outstanding Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

     4. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering Holder should fill in the principal amount tendered in the second column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Outstanding Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Outstanding Notes listed and tendered hereby and the Exchange Note(s) issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Outstanding Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible
Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Outstanding Notes) and the issuance of Exchange Notes (and any Outstanding Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Exchange Notes or Outstanding Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Outstanding Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE
NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING

NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Outstanding Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Outstanding Notes not validly tendered or any Outstanding Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Outstanding Notes as to any ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Outstanding Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED OUTSTANDING NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED OUTSTANDING NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OUTSTANDING NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Outstanding Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer Withdrawal of Tenders."

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT ON THE EXPIRATION DATE.

     (TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 5))

  |--------------------------------------------------------------------------------------------------------------------|
  |                                           PAYER'S NAME: VISTA EYECARE, INC.                                        |
  |--------------------------------------------------------------------------------------------------------------------|
  |                              |   Part 1 - PLEASE PROVIDE YOUR TIN IN   |         Social security number            |
  |                              |   THE BOX AT RIGHT AND CERTIFY BY       |                                           |
  |                              |   SIGNING AND DATING BELOW.             |   OR _______________________________      |
  |    SUBSTITUTE                |                                         |       Employer Identification Number      |
  |                              | ----------------------------------------------------------------------------------  |
  |                              |   Part 2 - Check the box if you are NOT subject to backup withholding under the     |
  |                              |   provisions of Section 3406(a)(i)(C) of the Internal Revenue Code because (1)      |
  |                              |   you have not been notified that you are subject to backup withholding as a        |
  |    Form W-9                  |   result of failure to report all interest or dividends, or (2) the Internal        |
  |    Department of the Treasury|   Revenue Service has notified you that you are no longer subject to backup         |
  |    Internal revenue Service  |   withholding.  =>     / /                                                          |
  |    Payer's Request for       | ----------------------------------------------------------------------------------- |
  |    Taxpayer Identification   |   CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I     |     Part 3-               |
  |    Number ("TIN")            |   CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS |                           |
  |                              |   TRUE, CORRECT AND COMPLETE                            |     Awaiting TIN  =>  / / |
  |                              |   SIGNATURE . . . . . . . . . . . . . . .  DATE . . . . |                           |
   --------------------------------------------------------------------------------------------------------------------

Part 1 - Taxpayer Identification No. - For All Accounts. Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your Employer Identification Number. If you do not have a number, see How to Obtain a TIN in the enclosed Guidelines. Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter.

Part 2 - For Payees Exempt from Backup Withholding (see enclosed
Guidelines).

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
           CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------
|          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER         |
|                                                                         |
| I certify under penalties of perjury that a taxpayer identification     |
|number has not been issued to me, and either (a) I have mailed or        |
|delivered an application to receive a taxpayer identification number | |to the appropriate Internal Revenue Service Center or Social Security |
|Administration Office, or (b) I intend to mail or deliver an             |
|application in the near future. I understand that if I do not provide | |a taxpayer identification number within sixty (60) days, 31% of all |
|reportable payments made to me thereafter will be withheld until I       |
|provide a number.                                                        |
|                                                                         |
|SIGNATURE . . . . . . . . . . . . . . . .DATE . . . . . . . . .          |
-------------------------------------------------------------------------







                                  -11-